UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 22, 2016

Date of Report (Date of earliest event reported)

GALECTIN THERAPEUTICS INC.

(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31791	04-3562325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD, STE 240

NORCROSS, GA 30071

(Address of Principal Executive Offices) (Zip Code)

(678) 620-3186

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 22, 2016, Galectin Therapeutics Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with 10X Fund, L.P., a Delaware limited partnership (“Purchaser”). Pursuant to the Purchase Agreement, the Company has agreed to issue and sell to Purchaser, and Purchaser has agreed to purchase from the Company at closings held or to be held on September 22, 2016 and September 29, 2016 (i) an aggregate of 1,500,000 shares of the Company’s Series B-3 Convertible Preferred Stock (the “Series B-3 Preferred Stock”) with an aggregate stated value of $1,500,000 million and convertible into such number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) determined by dividing (A) $1.00 plus any accrued but unpaid dividends by (B) the closing price of the Common Stock on the day prior to issuance of the Series B-3 Preferred Stock plus $0.09375, and (ii) warrants to purchase 0.75shares of Common Stock for every share of Common Stock into which the Series B-3 Preferred Stock is convertible (the “Series B-3 Warrants”). The terms and conditions of the Series B-3 Preferred Stock are more fully described below under “Terms of the Series B-3 Preferred Stock.” The terms and conditions of the warrants are more fully described below under “Terms of the Common Stock Purchase Warrants”. Of the 6,000,000 shares of Series B-3 Preferred Stock authorized on September 22, 2016, 1,500,000 have been or will be issued and sold under the Purchase Agreement. By amending the Purchase Agreement the Company may also issue and sell to Purchaser all or part of the remaining 4,500,000 shares of Series B-3 Preferred Stock at closings occurring after September 29, 2016 (the “Subsequent Closings”).

On September 22, 2016, the initial closing date under the Purchase Agreement, the Company issued and sold to Purchaser: (i) 375,000 shares of Series B-3 Preferred Stock convertible into 139,211 shares of Common Stock; and (ii) Series B-3 Warrants exercisable to purchase 104,408 share of Common Stock. The remaining 1,125,000 shares of Series B-3 Preferred Stock will be issued on Thursday, September 29, 2016, with the conversion price and the number of Series B-3 Warrants to be issued determined by the closing price of the Common Stock on Wednesday, September, 28, 2016, plus $0.09375.

In addition, pursuant to a Lock-Up Agreement entered into between the Company and Purchaser, as consideration for the Purchaser’s agreement not to sell any shares of Series B Preferred Stock (as defined below) for a period of 18 months, subject to certain exceptions, the Company issued to the Purchaser warrants to purchase 500,000 shares of the Common Stock and agreed to issue additional warrants to purchase up to such additional shares of Common Stock in connection with sales of B-3 Preferred Stock equal to the product of 500,000 shares multiplied by a fraction, the numerator of which is the aggregate purchase price paid to the Company in the applicable sale of Series B-3 Preferred Stock and the denominator of which is $6,000,000, of which warrants to purchase 125,000 shares of Common Stock were or will be issued in connection with the initial sale of Series B-3 Preferred Stock for $1,500,000.

Pursuant to the Purchase Agreement, as additional consideration for the lock-up described above, the Company further agreed to issue warrants to purchase up to such additional shares of Common Stock in connection with sales of Series B-3 Preferred Stock equal to 0.1667 times the purchase price paid for the Series B-3 Preferred Stock, up to 1,000,000 shares in the aggregate, of which warrants to purchase 250,000 shares of Common Stock were or will be issued in connection with the initial sale of Series B-3 Preferred Stock for $1,500,000 (collectively, such warrants together with the warrants issuable pursuant to the Lock-Up Agreement, the “Lock-Up Warrants”). The aggregate number of shares of Common Stock issuable upon the exercise of all Lock-Up Warrants, including warrants that may be issued upon any Subsequent Closing will not exceed 2,000,000 shares.

Pursuant to the Purchase Agreement, the Company has granted Purchaser certain rights to participate in certain future equity financings of the Company.

The Purchase Agreement contains customary representations, warranties, covenants and closing conditions by and among the parties. Upon any Subsequent Closing under the Purchase Agreement, such representations and warranties must be accurate in all material respects, such covenants must have been performed and such closing conditions must have been satisfied or waived, including without limitation no material adverse effect having occurred with respect to the Company prior to any Subsequent Closing.

The Company expects that any Subsequent Closing will occur on or before November 22, 2016 (the “Final Purchase Date”). However, such date may be extended.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Terms of the Series B-3 Preferred Stock

The Second Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock and Series B-3 Preferred Stock (the “Certificate of Designations”) removes the ability of the Series B Preferred Stock to cause a redemption of the shares of Series B Preferred Stock and also adds Series B-3 Preferred Stock as an additional subseries of Series B Preferred Stock, which has the same rights and privileges as the Series B-1 Preferred Stock and the Series B-2 Preferred Stock except for the following items:

Dividends. The holders of Series B-3 Preferred Stock will be entitled to receive cumulative dividends at the rate of 8% per share per annum (compounding monthly) payable quarterly. At the Company’s option, the dividends may be paid in cash or Common Stock valued per share at 100% of the value weighted average price per share for the 20 consecutive trading days prior to the applicable dividend payment date; provided, however, that there is an effective registration statement covering the shares of Common Stock and the issuance of the shares does not trigger anti-dilution provisions under other agreements to which the Company is a party. If the Company does not pay any dividend on the Series B-3 Preferred Stock, dividends will accrue at the rate of 15% per annum (compounding monthly).

Convertibility. Each share of Series B-3 Preferred Stock is convertible, at the option of the Holder at any time, into such number of shares of Common Stock, into by dividing (A) $1.00 plus any accrued but unpaid dividends by (B) the closing price of the Common Stock prior to issuance of the Series B-3 Preferred Stock plus $0.09375.

The foregoing description of the Certificate of Designations is not complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Terms of the Common Stock Purchase Warrants

The warrants issued under the Purchase Agreement provide for the following terms and conditions.

Term; Exercise Price. Each Series B-3 Warrant is exercisable at $3.00 per share of Common Stock or such lesser amount (but not less than the closing price of the Common Stock on the trading day prior to the day of the issuance of the Warrants) that the parties later agree (subject to customary anti-dilution protection adjustments) at any time on or after the date of issuance until the seventh anniversary of the respective issue date.

The foregoing description of the warrants is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement and the Form of Series B-3 Warrant, a copy of each of which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Terms of the Lock-Up Warrants

The warrants issued under the Purchase Agreement provide for the following terms and conditions.

Term; Exercise Price. Each Lock-Up Warrant is exercisable at $3.00 per share of Common Stock or such lesser amount (but not less than the closing price of the Common Stock on the trading day prior to the day of the issuance of the Warrants) that the parties later (subject to customary anti-dilution protection adjustments) at any time on or after the date of issuance until the seventh anniversary of the respective issue date.

The foregoing description of the warrants is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Lock-Up Agreement and the Form of Lock-Up Warrant, a copy of each of which is filed herewith as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

On September 22, 2016, the Company entered into a Registration Rights Agreement with Purchaser (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to use its commercially reasonable efforts to (i) register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all shares of Common Stock underlying (x) the Series B-3 Preferred Stock (including shares of Common Stock issued as a dividend thereon) and (y) the warrants issued under the Purchase Agreement and (ii) keep the registration statement effective for a period of ninety (90) days or until such registrable securities have been sold. The Company has agreed to pay all registration expenses incurred by it in connection with the registration.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Lock-Up Letter Agreement

On September 22, 2016, the Company entered into a Lock-Up Letter Agreement with Purchaser (the “Lock-Up Agreement”). Pursuant to the Lock-Up Agreement, the Purchaser agreed that for a period of 18 months (the “Lock-Up Period”) it would not sell, subject to certain limited exceptions, the Series B-3 Preferred shares or Common Stock it acquired in connection with the purchase agreement or the securities acquired purchase to the Securities Purchase Agreement between the Company and 10X Fund dated February 12, 2009. As consideration for such lock-up, the Company agreed to issue the Lock-Up Warrants.

The foregoing description of the Lock-Up Agreement is not complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is filed herewith as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this report with under the caption “Securities Purchase Agreement” is incorporated by reference into this Item 3.02.

At the initial closings under the Purchase Agreement the Series B-3 Preferred Stock and warrants were or will be, and upon each Subsequent Closings under the Purchase Agreement the Series B-3 Preferred Stock and warrants will be, issued in reliance upon the exemption from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. At the initial closings under the Purchase Agreement the Series B-3 Preferred Stock and warrants were not or will not be, and upon each Subsequent Closings under the Purchase Agreement the Series B-3 Preferred Stock and warrants will not be, registered under the Act and will be “restricted securities” as such term is defined by Rule 144 under the Securities Act.

Item 3.03. Material Modification of Rights of Security Holders.

The information contained in Item 1.01 of this report under the caption “Securities Purchase Agreement — Terms of the Series B-3 Preferred Stock” is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 22, 2016, the Company filed with the Secretary of State of the State of Nevada a Second Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock and Series B-3 Convertible Preferred Stock, establishing the terms of the Series B-3 Preferred Stock. A copy of the Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock and Series B-3 Convertible Preferred Stock is included as an exhibit to this report and is incorporated by reference into this Item 5.03.

On September 22, 2016, the Board of Directors adopted amendments to the Bylaws of the Company, pursuant to which the directors will be elected to the board by a plurality of votes cast by each of the holders of the shares of capital stock present and entitled to vote at the meeting.

Item 8.01. Other Events.

On September 27, 2016, the Company issued news releases describing the private placement and the results of the Company’s NASH-FX clinical trial. A copy of the Company’s press release is attached as Exhibits 99.1 hereto and incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock and Series B-3 Convertible Preferred Stock.

4.1	Form of Class B-3 Common Stock Purchase Warrant.

4.2	Form of Lock-Up Common Stock Purchase Warrant

5.3	Bylaws, as amended

10.1	Securities Purchase Agreement dated September 22, 2016 between the Company and Purchaser.

10.2	Registration Rights Agreement dated September 22, 2016 between the Company and Purchaser.

10.3	Lock-Up Agreement dated September 22, 2016 between the Company and Purchaser.

99.1	Press release dated September 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALECTIN THERAPEUTICS INC.

By:	/S/ Peter G. Traber, MD
Name: Peter G. Traber, MD
Title: Chief Executive Officer and President

Date: September 27, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series B-1 Convertible Preferred Stock, Series B-2 Convertible Preferred Stock and Series B-3 Convertible Preferred Stock.

4.1	Form of Class B Common Stock Purchase Warrant.

4.2	Form of Lock-Up Common Stock Purchase Warrant.

10.1	Securities Purchase Agreement dated September 22, 2016 between the Company and Purchaser.

10.2	Registration Rights Agreement dated September 22, 2016 between the Company and Purchaser.

10.3	Lock-Up Agreement dated September 22, 2016 between the Company and Purchaser.

99.1	Press release dated September 27, 2016.